Exhibit 10.22

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this 28th day of February, 2003, by and among THE ROWE COMPANIES, a Nevada corporation, ROWE DIVERSIFIED, INC., a Delaware corporation, ROWE FURNITURE WOOD PRODUCTS, INC., a California corporation, ROWE PROPERTIES, INC., a California corporation, STOREHOUSE, INC., a Georgia corporation, ROWE FURNITURE, INC., a Virginia corporation, and THE MITCHELL GOLD CO., a North Carolina corporation (hereinafter referred to collectively as “Borrowers” and individually as a “Borrower”), the various financial institutions (collectively, “Lenders”) named in the Loan Agreement (as defined below), and FLEET CAPITAL CORPORATION, a Rhode Island corporation in its capacity as collateral and administrative agent for itself and Lenders (together with its successors in such capacity, “Agent”).

Recitals:

Agent, Lenders and Borrowers are parties to a certain Loan and Security Agreement dated May 15, 2002, as amended by that certain letter amendment dated as of June 17, 2002, and a certain Second Amendment to Loan and Security Agreement dated October 10, 2002 (as so amended, the “Loan Agreement”), pursuant to which Agent and Lenders have made certain revolving credit and term loans and other financial accommodations to Borrowers.

Home Elements, Inc., a Virginia corporation and one of the original “Borrowers” under the Loan Agreement, merged into Storehouse, Inc. on May 31, 2002.

The parties desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2. Amendment to Loan Agreement. The Loan Agreement is hereby amended by deleting Section 9.3.2 thereof in its entirety and by substituting in lieu thereof the following:

9.3.2 Minimum Consolidated Adjusted Tangible Net Worth.

(a) During the period commencing on the Closing Date and ending on December 1, 2002, maintain a Consolidated Adjusted Tangible Net Worth of not less than the amount shown below for the Fiscal Quarter ending on a date set forth below that corresponds thereto:

Period	Amount

June 2, 2002	$13,000,000

September 1, 2002	$14,000,000

December 1, 2002	$2,000,000

(b) At all times from and after December 1, 2002, maintain as of the last day of each Fiscal Quarter thereafter a Consolidated Adjusted Tangible Net Worth equal to the amount set forth above as of December 1, 2002 plus an amount equal to 50% of Net Income during each such Fiscal Quarter, but no reduction in the foregoing amount shall be made if Net Income in any Fiscal Quarter is a negative number.

3. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

4. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and liens (except as otherwise explicitly provided in the Loan Agreement); and the unpaid principal amount of the Loans on and as of February 27, 2003 totaled $23,341,761.75.

5. Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

6. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

7. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

8. Expenses of Agent and Lenders. Borrowers jointly and severally agree to pay on demand, all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s and Lenders’ legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

9. Effectiveness: Governing Law. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance each Borrower hereby waives), Whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

12. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

13. Further Assurances. Each Borrower agrees to take such further actions as Agent or Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

14. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

15. Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Signatures commence on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

THE ROWE COMPANIES
ATTEST:	(“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board and President

ROWE DIVERSIFIED, INC.
ATTEST:	(“Borrower”)

/s/ Debbie Jacks	By:	/s/ Gerald M. Birnbach
Debbie Jacks, Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board and President

ROWE FURNITURE WOOD PRODUCTS, INC.
ATTEST:	(“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board and President

ROWE PROPERTIES, INC.
ATTEST:	(“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board and President

[Signature continued on following page]

STOREHOUSE, INC.
ATTEST:	(“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

ROWE FURNITURE, INC.
ATTEST:	(“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

THE MITCHELL GOLD CO.
ATTEST:	(“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

LENDERS: FLEET CAPITAL CORPORATION (“Lender”)

By:

Title:

THE CIT GROUP/COMMERCIAL SERVICES, INC.
(“Lender”)

By:

Title:

[Signatures continued on following page]

AGENT:

FLEET CAPITAL CORPORATION, as Agent
(“Agent”)

By:

Title: